SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) March 26, 2003
                                                          ---------------


                          LYNCH INTERACTIVE CORPORATION
                          -----------------------------

             (Exact Name of Registrant as Specified in its Charter)



               Delaware               1-15097               06-1458056
               --------               -------               ----------

              (State or other     (Commission File        (IRS Employer
               Jurisdiction of        Number)            Identification)
               Incorporation)




                  401 Theodore Fremd Avenue Rye, New York 10580
                  ---------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)



        Registrant's Telephone Number, Including Area Code: 914-921-8821
                                                            -------------


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ITEM 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

          Attached as Exhibit 99.1 is a copy of the press release announcing an offering that is under consideration by Lynch Interactive Corporation.

ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

          (c) Exhibit 99.1--Press Release of Lynch Interactive Corporation, dated March 26, 2003

                                    SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LYNCH INTERACTIVE CORPORATION

                                    /s/ Robert E. Dolan
                                    --------------------------------------------
                                    Robert E. Dolan
                                    Chief Financial Officer




Date: March 26, 2003

                                  EXHIBIT INDEX

Exhibit  99.1--Press Release of Lynch Interactive  Corporation,  dated March 26,
               2003